EXHIBIT NO.
-----------

10.47        -  Contract Change No. 1 to SMUD I.

                                                                 CONTRACT CHANGE

SMUD
   SACRAMENTO MUNICIPAL UTILITY DISTRICT / / 6201 S. Street, P.O. Box 15830,
                    Sacramento CA 95852-1830 (916) 452-3211

                                                      --------------------------
                                                        FOR INTERNAL USE ONLY
                                                      --------------------------

CONTRACT NO. H-126            CHANGE NO. 1            W.O./DIST. NO. ___________
             --------------             ------------

Electric Transportation Program                       PROJECT __________________
----------------------------------------------------
                    CONTRACT TITLE

DARPA Fuel Cell Hybrid Vehicle Project                COST CENTER ______________
----------------------------------------------------
                    CONTRACT SCOPE
__________________________________________________    RESOURCE _________________


     THIS AGREEMENT made by and between SACRAMENTO MUNICIPAL UTILITY DISTRICT, hereinafter called the District, and H Power Corporation hereinafter designated as Contractor, WITNESSETH: That the parties hereto mutually agree to the following changes in the above numbered contract between the parties, hereinafter called the "original contract":

Replace paragraph 5.G.2. Audits, as follows:

          2) H Power shall have an audit of Federal Financial Assistance performed in accordance with generally accepted auditing standards, "Government Auditing Standards" issued by the Comptroller General of the United States and Office of Management and Budget (OMB) Circular A-133. This audit shall be performed annually within 7 months of the end of the calendar year for each year federal funds are received including the year in which the Agreement expires or is terminated.

Amend Section 6. Term as follows:

          Unless earlier terminated pursuant to paragraph 26 and subject to paragraph 26, this Agreement shall continue in effect until February 28, 1999.

Revise paragraph 5.D Administrative & Cost Principles, as follows:

          Charge Costs To: Cost Center 518, Fuel Cell Hybrid - Work Order No. 702061 Cost Element 713, Program IX.





      This Contract Change is subject to all provisions of the original contract and all provisions of any previous Contract Changes which are not expressly superseded in this Contract Change.


SACRAMENTO MUNICIPAL UTILITY DISTRICT                H Power Corporation
                                            ------------------------------------
                                                        Contractor

By      /s/ Jan Schori       2/23/98        By   /s/ Arthur Kaufman    2/27/98
    ---------------------------------          ---------------------------------
                           Date                                       Date

Type Name     JAN SCHORI                    Type Name    ARTHUR KAUFMAN
          ---------------------------                 --------------------------

Title  General Manager                      Title  V.P.,Technology & Engineering
      -------------------------------             ------------------------------

                                                    CONTRACT CHANGE CONTINUATION

                                            Contract No. H-126      Change No. 1


Replace Section 13, Project Property Ownership, with the following:

          Title to all nonexpendable and expendable tangible personal property purchased or otherwise created through the direct Project work of H Power shall be deemed to have vested in H Power upon purchase, fabrication, manufacture or by other means of acquisition. The Project vehicle which will result from completion of vehicle integration activities of H Power, as further described in the Statement of Work, will remain in complete and functional condition, with fuel cell power system installed, excepting periods of time the system may be needed for other directly related power system development activities, until such time as H Power determines that the power system must be removed, but no earlier than February 28, 1999. The Parties may extend this time by mutual written agreement.

Revise paragraph 5.E.4) as follows:

          4) Invoices shall be directed to:

                 Sacramento Municipal Utility District
                 Accounts Payable, MS B302
                 P.O. Box 15830
                 Sacramento, CA 95852-1830


























      This Contract Change is subject to all provisions of the original contract and all provisions of any previous Contract Changes which are not expressly superseded in this Contract Change.


SACRAMENTO MUNICIPAL UTILITY DISTRICT   /s/ JS                    /s/ AK
                                      --------                  ----------
                                       INIT.                    CONTRACTOR INIT.